UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2005
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3450 Monte Villa Parkway Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On December 16, 2005, Nastech Pharmaceutical Company Inc. (the “Company”) entered into an amended and restated employment agreement and amendments to certain option and restricted stock grant agreements (collectively, the “Amendments”) with Dr. Steven C. Quay, its Chairman of the Board, President and Chief Executive Officer. The Amendments modify Dr. Quay’s existing employment agreement dated June 3, 2005 and grant agreements dated July 20, 2005 (collectively, the “Prior Agreements”) to incorporate technical amendments to conform the Prior Agreements, as modified by the Amendments, to Section 409A of the Internal Revenue Code and regulations thereunder. The Amendments do not otherwise alter or amend the scope of Dr. Quay’s employment, the amount and form of his compensation, or any other terms and conditions of the Prior Agreements. The amended and restated employment agreement is filed as exhibit 10.1 herewith and the amendments to certain grant agreements are filed as exhibit 10.2 herewith.
     Also on December 16, 2005, pursuant to the authority delegated by the Board of Directors, the Compensation Committee of the Board of Directors authorized the Company to:
     (a) enter into a restricted stock grant agreement, effective December 16, 2005, with Dr. Gordon C. Brandt, pursuant to which Dr. Brandt was issued 7,500 shares of restricted common stock of the Company, par value $0.006 per share (the “Common Stock”), pursuant to the Company’s 2004 Stock Incentive Plan originally effective as of April 14, 2004 and amended on July 20, 2005. The restricted Common Stock will vest in three equal annual installments beginning on December 16, 2006. A Copy of the restricted stock grant agreement is filed as exhibit 10.3 herewith; and
     (b) enter into an incentive stock option agreement, dated as of December 16, 2005, with Dr. Brandt, pursuant to which Dr. Brandt was issued options to purchase 7,500 shares of Common Stock, pursuant to the Company’s 2002 Stock Option Plan originally effective as of May 2, 2002. The options have an exercise price of $15.31 per share and will vest in three equal annual installments beginning on December 16, 2006. A Copy of the stock option agreement is filed as exhibit 10.4 herewith.

Item 8.01 Other Events.
     On December 16, 2005, the Board of Directors approved the recommendations and ratified the determinations of the Nominating and Governance Committee of the Board of Directors and authorized the Company to:
     (a) increase the annual retainer paid to non-employee members of the Board of Directors from $3,000 to $15,000;
     (b) decrease the equity award to be made to a director upon initial appointment to the Board of Directors from 15,000 options to 10,000 options and from 15,000 shares of restricted common stock to 5,000 shares of restricted common stock;
     (c)  change the annual equity compensation award guidelines for non-employee members of the Board of Directors from 3,000 shares to 2,000 shares of restricted common stock and from 3,000 options to 4,000 options to be issued at the discretion of the Board of Directors;
     (d) establish annual equity awards to be made to directors as compensation for service on Committees of the Board of Directors as follows: (i) 2,000 shares of restricted common stock and 4,000 options for the Audit Committee, (ii) 1,000 shares of restricted common stock and 2,000 options for the Compensation Committee, (iii) 1,000 shares of restricted common stock and 2,000 options for the Nominating and Governance Committee, and (iv) an additional 500 shares of restricted common stock and 1,500 options for the chair of any committee of the Board of Directors;
     (e) maintain the compensation paid to non-employee members of the Board of Directors at $1,500 for personal attendance at, and $750 for telephonic participation in, meetings of the Board of Directors; and
     (f) establish a $15,000 annual retainer to be paid to the member of the Board of Directors serving as the Lead Independent Director;

     (g) maintain the compensation paid to non-employee members of the Board of Directors at $750 for personal attendance at, and $375 for telephonic participation in, meetings of any committee of the Board of Directors; and
     (h) permit each member of the Board of Directors to make an annual election to receive the entirety of his or her annual retainer in the form of shares of restricted common stock in lieu of cash, which shares of restricted common stock shall be issued at a 10% discount to the market value on the date of grant and shall vest, at the election of each such director on either (1) the earlier of (A) the first anniversary of the date of grant or (B) the date of the Company’s next annual meeting of stockholders (the earlier to occur of such dates hereafter being referred to as the “Minimum Vesting Date”); or (2) the later of (A) the Minimum Vesting Date or (B) the date on which such Director no longer serves on the Board of Directors.
The Nominating and Governance Committee recommended, and the Board of Directors approved these changes in director compensation after reviewing the compensation practices of other companies of comparable size in the Company’s peer group. These increases in annual retainers for members of the Board of Directors and the Lead Independent Director and the increases in equity compensation awards for members of committees of the Board of Directors reflect the additional demands placed on directors by recent changes in Nasdaq corporate governance listing standards and federal securities legislation, including the Sarbanes-Oxley Act of 2002.
In connection with the foregoing, the Company herby files the following documents:
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated December 16, 2005 by and between Nastech Pharmaceutical Company Inc. and Steven C. Quay, M.D., Ph.D.

10.2	Amendments to Certain Grant Agreements effective as of July 20, 2005 by and between Nastech Pharmaceutical Company Inc. and Steven C. Quay, M.D., Ph.D.

10.3	Restricted Stock Grant Agreement effective December 16, 2005 by and between Nastech Pharmaceutical Company Inc. and Dr. Gordon C. Brandt.

10.4	Stock Option Agreement dated as of December 16, 2005 between Nastech Pharmaceutical Company Inc. and Dr. Gordon C. Brandt.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

By:	/s/ Philip C. Ranker

Name:	Philip C. Ranker
Title:	Chief Financial Officer
Dated: December 22, 2005

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated December 16, 2005 by and between Nastech Pharmaceutical Company Inc. and Steven C. Quay, M.D., Ph.D.

10.2	Amendments to Certain Grant Agreements effective as of July 20, 2005 by and between Nastech Pharmaceutical Company Inc. and Steven C. Quay, M.D., Ph.D.

10.3	Restricted Stock Grant Agreement effective December 16, 2005 by and between Nastech Pharmaceutical Company Inc. and Dr. Gordon C. Brandt.

10.4	Stock Option Agreement dated as of December 16, 2005 between Nastech Pharmaceutical Company Inc. and Dr. Gordon C. Brandt.